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                                                                   EXHIBIT 10.15

                            SHAREHOLDER'S AGREEMENT


     THIS SHAREHOLDER'S AGREEMENT (the "Agreement") is made as of the 27th day of July, 1989, by and between Southwest Network Services, Inc., a Delaware corporation (the "Company"), and Howard D. Wolfe (the "Purchaser").

     WHEREAS, the Purchaser has been granted an option to purchase shares of Common Stock of the Company pursuant to the terms of that certain Stock Option Agreement (the "Stock Option Agreement") dated of even date herewith by and between the Company and the Purchaser; and

     WHEREAS, the Company and the Purchaser desire to set forth certain understandings with respect to the purchase and sale of such stock and Purchaser's ownership thereof;

     NOW, THEREFORE, IT IS HEREBY AGREED:

     1. Sale and Purchase of Shares. Pursuant to the terms and conditions of this Agreement, upon exercise of the option granted pursuant to the Stock Option Agreement, the Purchaser shall purchase, and the Company shall sell to Purchaser, up to 40,000 shares of Common Stock of the Company (the "Shares") for a cash consideration of $.06 per share.

     2. Company's Right to Repurchase. The Shares shall be subject to the following right ("Repurchase Right"):

          (a) If the Purchaser should cease to be a director of the Company for any reason, including without limitation termination of such engagement by either Purchaser or the Company for any reason or on reason, with or without cause, the Company (or, as provided in (c) below, its designee) shall have the right to repurchase from the Purchaser, or the Purchaser's personal representative as the case may be, all of the Shares subject to the Repurchase Right. The starting date for determination of the percentage of the Shares which are subject to the Repurchase Right shall be July 27, 1989 (the "Vesting Commencement Date").

          (b) The percentage of the Shares which are subject to the Repurchase Right shall be determined as follows:

                  Length of Time Purchaser
                   Has Been a Director of          Percentage of
                    the Company Since the        Shares Subject to
                  Vesting Commencement Date      Repurchase Right
                  -------------------------      ----------------

                  Less than 1 complete quarter         100%
                  1 completed quarter                  87.5%
                  2 completed quarters                 75%
                  3 completed quarters                 62.5%
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                  4 completed quarters                 50%
                  5 completed quarters                 37.5%
                  6 completed quarters                 25%
                  7 completed quarters                 12.5%
                  8 or more completed quarters         None

          (c) Within sixty (60) days after the date Purchaser ceases to be a director of the Company, upon notice to Purchaser specifying the time, place and date for settlement, the Company (or, to the extent the Company is legally prohibited from exercising such right, its designee) shall repurchase from the Purchaser, in cash, at Purchaser's original purchase price per share as set forth in Paragraph 1 above, the Shares which are subject to the Repurchase Right. If the Company is prohibited by law from fully exercising, or the Company (or its designee) fails to fully exercise within such 60 day period, its Repurchase Right, the Repurchase Right shall expire as to all Shares.

          (d) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company to terminate Purchaser's engagement as a consultant to the Company for any reason or no reason with or without cause.

     3.   Rights as Stockholder; Escrow.

          (a) Subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date of issuance of the Shares until repurchase or other disposition of the Shares as provided for herein. At all times after the date of this Agreement, whenever submitted to the stockholders of the Company for vote thereon, the Purchaser agrees to vote the Shares in accordance with the terms of Section 8 of the Stock Purchase Agreement (the terms of which, as they may be amended from time to time pursuant to such agreement, are incorporated herein by reference) as though he were a party thereto.

          (b) Purchaser shall deliver all certificates representing the Shares to the Secretary of the Company for safekeeping. Each such certificate shall be accompanied by a duly executed stock power authorizing any officer to effect the transfer of such Shares on the books of the Company in accordance with the terms of this Agreement. If Purchaser so requests, such Secretary will deliver to Purchaser certificates representing such number of Shares as are not then subject to the Repurchase Right. Within five (5) days after the exercise or lapse without exercise of the Repurchase Right, the Company will direct its Secretary to deliver to Purchaser a certificate(s) representing the aggregate number of Shares, if any, not repurchased by the Company.

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     4.   Stock Splits, Recapitalizations, Etc.  If during the term of the
Repurchase Right:

          (a) There is any stock dividend, stock split, recapitalization or other change in the character or amount of the outstanding securities of the Company; or

          (b) There is any consolidation, merger or sale of all, or substantially all, of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or property to which the Purchaser is entitled by reason of ownership of the Shares shall be immediately subject to this Agreement and be included in the term "Shares" for all purposes of this Agreement, and the repurchase price per share specified in Paragraph 2(c) shall be appropriately adjusted by the Board of Directors of the Company.

     5. Purchase of Additional Stock. If the Purchaser at any time after the date of this Agreement acquires any capital stock of the Company, in addition to that described in Paragraphs 1 and 4 above (other than capital stock acquired on the open market or from an unrelated third party, and capital stock acquired from the Company which the Board of Directors of the Company, in its discretion, expressly designates as not subject to this Agreement), or any options, rights or warrants therefor ("Additional Stock"), such Additional Stock shall be immediately subject to this Agreement and included in the term "Shares" for all purposes of this Agreement; provided, however, that:

          (a) the repurchase price per share of such Additional Stock shall be the purchase price paid or to be paid by the Purchaser therefor;

          (b) any such Additional Stock purchased pursuant to a vested option shall be deemed to be fully vested and not subject to the Repurchase Right; and

          (c) the "Vesting Commencement Date" for purposes of the Repurchase Right shall be the date of purchase by, or issuance to, Purchaser of such Additional Stock unless otherwise specified by the Company's Board of Directors at the time of such purchase or issuance.

     6. Right of First Refusal. Shares subject to the Repurchase Right may not be transferred. Before any Shares held by the Purchaser and not subject to the Repurchase Right may be sold or otherwise transferred (including, but not limited to, any transfer by operation of law and any transfer at death or by inheritance, but excluding a transfer described in Paragraph 6(e) hereof), such Shares shall first be offered to the Company in the following manner:

          (a) Purchaser shall deliver to the Company a notice (the "Notice") stating (i) his bona fide intention to sell or otherwise transfer such Shares; (ii) the number of Shares to be transferred; (iii) the name of the proposed transferee; and (iv) the price or other consideration for which Purchaser proposes to transfer the Shares.

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          (b)  At any time within 60 days after receipt of the Notice, the
     Company, upon notice to Purchaser specifying the time, place and date for settlement, may elect to purchase all of the Shares specified in the Notice at the price per share specified therein, or if no price is specified, at the fair market value thereof as determined in good faith by the Company's Board of Directors.

          (c) The Company's right of first refusal provided for in this Paragraph 6 shall not be assignable, except that if the Company does not, for any reason, exercise its right of first refusal within 30 days after receipt of the Notice, the Company hereby assigns such right as of that date to the Investors, or their heirs, executors, guardians, successors and assigns, who are then holders of the Company's Preferred Stock or Common Stock of the Company into which such stock has been converted. The Company may also, by written agreement, assign such right (on a pro rata basis) to subsequent purchasers of the Company's Preferred Stock. The right shall be exercisable by each such assignee, upon notice to Purchaser specifying the time, place and date for settlement, with respect to the number of Shares subject to such right in the proportion which the number of shares of Common Stock owned (or which would be owned upon conversion of the Preferred Stock) by such assignee at the time of exercise, bears to the total number of shares of Common Stock so owned or deemed to be owned by all such assignees. Each such assignee which exercises its right to purchase all of the Shares purchasable by it hereunder may, in addition, exercise such right as to the Shares not purchased by other assignees hereunder, pro rata based upon the number of shares of Common Stock so owned (or deemed to be owned) by each assignee exercising its right hereunder. The sale by Purchaser to the Company or its assignees shall be consummated within 60 days after receipt by the Company of the Notice.

          (d) If all of the Shares to which the Notice refers are not purchased by the Company or such assignees within such 60 day period, then such right of first refusal shall terminate and Purchaser may sell such Shares to any person named in the Notice at the price specified therein, or at a higher price, provided that such sale or transfer is consummated within 90 days of the date of the Notice to the Company, and provided further, that any such sale is in accordance with all the terms and conditions hereof. If the Purchaser does not consummate the sale or transfer within such 90-day period, the right of first refusal provided herein shall be deemed to be revived with respect to such Shares and no sale or transfer shall be effected without first offering the Shares in accordance herewith.

          (e) There shall be excepted from this right of first refusal any gift or donation to a member of Purchaser's family, or to a trust established for the benefit of Purchaser or a member or members of his family, provided that any such transfer to a child who is then under twenty-one (21) years of age must be conditioned upon the Purchaser retaining and reserving for himself the right to do any act with respect to the transferred Shares on behalf of such transferee that is permitted, authorized or required by this Agreement. For purposes

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     hereof, the term "family" shall mean the spouse, natural or adopted children and other lineal descendants, parents, parents-in-law, brothers, sisters, nephews, and nieces of Purchaser.

          (f) Notwithstanding the above, neither the Company nor its assignees shall have any right under this Paragraph 6 at any time subsequent to the closing of a bona fide, firm commitment underwritten public offering of the Common Stock of the Company pursuant to a Registration Statement on Form S-1, or its then equivalent, declared effective under the Securities Act of 1933, as amended.

     7. Investment Representations of Purchaser. Purchaser hereby represents and warrants that he is acquiring the Shares with his own funds for investment for an indefinite period for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his property shall at all times be within his control. Purchaser further represents that he does not have any contract, undertaking, agreement or arrangement to sell, transfer, or grant participations to any third person, with respect to any of the Shares.

     Purchaser represents that he is able to fend for himself in the transaction contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of his investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), on the ground that the sale provided for in this Agreement is exempt pursuant to Section 3(b) or 4(2) of the Act, and that the Company's reliance on such exemption is predicated on his representations set forth herein.

     Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Sections 12 or 15 of the Securities Exchange Act of 1934 or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Act) under the Act is not in effect when he desires to sell the Shares, he may be required to hold the Shares for an indeterminate period. The Purchaser also acknowledges that he understands that any sale of the Shares which might be made by him in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule and that he may not be able to sell the Shares at the time or in the amount he so desires. Purchaser is familiar with Rule 144 and understands that the Shares constitute "restricted securities" within the meaning of that Rule.

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     Purchaser agrees that in no event will he make a disposition of any of the
Shares unless and until (a) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) he shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) such disposition will not require registration of such Shares under the Act, or (ii) that appropriate action necessary for compliance with the Act has been taken, or (c) the Company shall have waived, expressly and in writing, its rights under clauses (a) and (b) of this subparagraph. Except as provided in Section 7.3 of the Stock Purchase Agreement, the Company shall be under no obligation to register such Shares.

     8. Restrictive Legends. All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

     (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER'S AGREEMENT WHICH, AMONG OTHER THINGS, INCLUDES A RIGHT OF REPURCHASE OF THESE SECURITIES, A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES AND REQUIRES THAT THESE SECURITIES BE VOTED AS THEREIN PROVIDED. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

     (c) Any legend required to be placed thereon by applicable state securities laws.

     9. No Obligation to Transfer. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     10. Purchaser Deemed to be a Consultant. As a director of the Company, Purchaser shall be deemed to be a consultant to the Company for purposes of
Section 6(c)(ii) of the Company's Designation of the Series A Preferred Stock,
Section 6(c)(ii) of the Company's Designation of the Series B Preferred Stock and Section 9.5(d) of that certain Series B Preferred Stock Purchase

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Agreement dated as of October 18, 1988 by and among the Company and the
Investors (as defined herein).

     11. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party hereto at the address shown below his signature or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

     13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, GOVERNED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE IS APPLICABLE.

     14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may only be amended with the written consent of the parties hereto and the written consent of the Investors, or their respective successors or assigns, who are then holders of at least a majority of the Series A and Series B Preferred Stock or Common Stock of the Company into which such stock has been converted; and no oral waiver or amendment shall be effective under any circumstances whatsoever.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, guardians and personal representatives. Nothing in this Agreement shall be construed to give any person or entity other than the parties hereto and their respective successors any legal or equitable right, remedy or claim under this Agreement.

     16. Headings. Headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              SOUTHWEST NETWORK SERVICES, INC.

                              By:    /s/ Stephen H. Kelley
                                     -------------------------------------------
                                     Stephen H. Kelley, President
                                     4807 Spicewood Springs Road,
                                     Suite 4100
                                     Austin, Texas 78759

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                              PURCHASER

                              /s/ Howard D. Wolfe
                              --------------------------------------------------
                              Howard D. Wolfe

                              Address:
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